ADVANCED SERIES TRUST

AST Ivy Asset Strategy Portfolio

Supplement dated March 16, 2016 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Ivy Asset Strategy Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

The Board of Trustees of the Trust (the Board) recently approved, subject to shareholder approval: (i) a plan of liquidation relating to the AST Ivy Asset Strategy Portfolio (the Portfolio), (ii) various matters relating to the special meeting of the shareholders of the Portfolio to be called to obtain the required shareholder approval of a plan of substitution (the Plan of Substitution), including setting the record date for shareholders entitled to vote at such meeting; (iii) the preparation and filing with the Securities and Exchange Commission (the SEC) of a proxy statement seeking shareholder approval of the Plan of Substitution (the Proxy Statement); (iv) the closing of the Portfolio to new investments effective April 29, 2016; and (v) the liquidation and termination of operations of the Portfolio, including the making of all required filings under federal and state law.

If the Plan of Substitution is approved by shareholders, the Portfolio will be liquidated on or about June 27, 2016. On or prior to the liquidation date, contract owners with investments in the Portfolio may transfer to another investment option under their contracts without such transfer counting towards the number of permitted transfers per year. Under the Plan of Substitution, any contract owner’s investments in the Portfolio as of the date of liquidation will be transferred to the AST Money Market Portfolio. Contract owners may transfer their investment from the AST Money Market Portfolio to another investment option under their contract prior to, and for 90 days after the liquidation, and such transfer will not count towards the number of permitted transfers per year.

The Proxy Statement will be filed with the SEC on or about March 24, 2016. Shareholders with investments in the Portfolio as of the record date will receive a proxy statement seeking voting instructions on the Plan of Substitution. The record date is March 17, 2016. The Portfolio will be closed to new investments for new and existing shareholders as of April 29, 2016 and the required special meeting of Portfolio shareholders is expected to be held on or about June 6, 2016. The liquidation, pending shareholder approval of the Plan of Substitution, is expected to occur on or about June 27, 2016.

More information will be available in the proxy statement. Once the final proxy statement is filed with the SEC, it will be posted on the internet at www.prudential.com/variableinsuranceportfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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